UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

May 6, 2024
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
As discussed under Item 5.07 of this Current Report on Form 8-K, at the 2024 Annual Meeting of Stockholders held on May 6, 2024 (the “Annual Meeting”), stockholders of Pitney Bowes Inc. (the “Company”) approved an amendment to the Company’s Restated Certificate of Incorporation (the “Charter”) to allow one or more stockholders who own at least 25% of the Company’s common stock, and who satisfy certain procedures, to require that the Company call a special meeting of the stockholders. The amendment to the Charter became effective upon the filing of a Certificate of Amendment of Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware (the “Secretary of State”) on May 6, 2024. The Board of Directors of the Company (the “Board”) also approved a Restated Certificate of Incorporation (the “Restated Certificate”), that restated and integrated, but did not further amend, the Certificate (as amended through the filing of the certificate of amendment described above). On May 8, 2024, the Company filed the Restated Certificate with the Secretary of State, and it was effective upon filing. The foregoing summary of Certificate of Amendment is qualified in all respects by reference to the text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with approving the Charter amendment and recommending it to the Company’s stockholders for approval, and as disclosed in the Company’s 2024 proxy statement, the Board approved, contingent upon stockholder approval and implementation of the Charter amendment, amendments to the Company’s Amended and Restated By-Laws (the “By-Laws,” and, as so amended and restated, the “Contingent By-Laws”) to conform to and further implement the Certificate of Amendment. The Contingent By-Laws specify the information required to be provided in connection with a stockholder’s request to call a special meeting and set forth procedures and conditions applicable to stockholders’ ability to request that the Company call a special meeting. The Contingent By-Laws became effective upon the filing of the Certificate of Amendment with the Secretary of State on May 6, 2024. The foregoing summary of Contingent By-Laws is qualified in all respects by reference to the text of the Contingent By-Laws, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on May 6, 2024, following the Annual Meeting, the Board approved and adopted additional amendments to the Contingent By-Laws (as so amended and restated, the “Amended By-Laws”), effective immediately. Among other things, the Amended By-Laws: (a) eliminate the requirement to have a stockholder list available for inspection at stockholder meetings; (b) revise and enhance the procedural mechanics and disclosure requirements relating to business proposals submitted and director nominations made by stockholders, including by updating certain provisions to promote consistency with the SEC’s adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended, relating to the universal proxy rules; (c) revise and enhance the organizational mechanics relating to the conduct stockholder meetings; (d) require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; (e) update the procedural mechanics with respect to adjourned meetings of stockholders; (f) revise the timing of the determination of whether an election of directors is contested or uncontested for purposes of determining the applicable voting standard; (g) increase to a majority of directors the number of directors required to request a special meeting of the Board; (h) provide for the role of Chairman of the Board as a Board position and remove references to the Chairman of the Board as an officer position; and (i) revise the procedures relating to the designation of the President of the Company. The Amended By-Laws also incorporate various other updates and administrative, technical, clarifying and conforming changes. The foregoing summary of Amended By-Laws is qualified in all respects by reference to the text of the Amended By-Laws, a copy of which is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a) The Company held the Annual Meeting on May 6, 2024.
(b) Each of the matters submitted to the stockholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the stockholders are as follows:
Proposal 1 - Election of Directors
The nominees for election to the Board at the Annual Meeting received the number of votes reported below:

Director Nominee	Vote For	Vote Against	Abstain	Broker Non-Vote
Milena Alberti-Perez	99,038,943	2,342,699	592,799	—
Todd Everett	99,214,474	2,157,601	602,366	—
Lance Rosenzweig	99,308,251	2,040,870	625,320	—
Jill Sutton	99,808,146	1,582,501	583,794	—
Kurt Wolf	99,410,691	2,045,877	517,873	—
Accordingly, Ms. Alberti-Perez, Mr. Everett, Mr. Rosenzweig, Ms. Sutton and Mr. Wolf were elected to serve as directors of the Company for a one-year term expiring at the 2025 Annual Meeting of Stockholders.

Proposal 2 – Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2024
The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2024 was ratified. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
99,368,271	2,443,881	162,289	—

Proposal 3 – Approval of an amendment to the Company's Restated Certificate of Incorporation to Give Holders of 25% of the Company's Stock the Right to Request a Special Meeting
The vote to approve an Amendment to the Company's Restated Certificate of Incorporation was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
99,457,745	2,243,750	272,946	—

Proposal 4 – A Non-binding Advisory Vote to Approve Executive Compensation
The advisory vote on executive compensation was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
98,038,255	3,595,097	341,089	—
The Board and the Executive Compensation Committee will consider the voting results when making future decisions regarding the executive compensation program.

Proposal 5 – Approval of an Amendment and Restatement of the Employee Stock Purchase Plan to Increase Plan Shares Reserved for Issuance

The vote to approve an Amendment and Restatement of the Employee Stock Plan was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
99,231,292	2,488,752	254,397	—

Proposal 6 – Approval of the Pitney Bowes Inc. 2024 Stock Plan

The vote to approve the Pitney Bowes Inc. 2024 Stock Plan was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
92,171,214	9,517,616	285,611	—

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

3.1	Certificate of Amendment and Restated Certificate of Incorporation of Pitney Bowes Inc., dated May 6, 2024.
3.2	Restated Certificate of Incorporation of Pitney Bowes Inc., as in effect on the date hereof.
3.3	Amended and Restated By-Laws of Pitney Bowes Inc., effective May 6, 2024.
3.4	Amended and Restated By-Laws of Pitney Bowes Inc., as amended on May 6, 2024 and in effect on the date hereof.
104	The cover page of Pitney Bowes Inc.'s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Lauren Freeman-Bosworth
Name: Lauren Freeman-Bosworth
Date: May 8, 2024	Title: Executive Vice President, General Counsel and Corporate Secretary